SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                   FORM 8-K/A


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934






Date of Report (Date of earliest event reported)     June 12, 2001
                                                --------------------------------


                             FIRST AID DIRECT, INC.
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             (Exact name of registrant as specified in its charter)


         Florida                      0-30629                   59-1796257
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(State or other jurisdiction       (Commission File            (IRS Employer
 or incorporation)                     Number)               Identification No.)


               10211 Northwest 53rd Street, Sunrise, Florida 33351
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          (Address of principal executive offices, including zip code)


Registrant's telephone number, including area code            (954) 749-9926
                                                   -----------------------------


                                       N/A
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          (Former name or former address, if changed since last report)


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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         At a meeting held on June 7, 2001, the Board of Directors of First Aid Direct, Inc.(the "Company") approved the engagement of Margolies, Fink and Wichrowski as independent auditors of the Company for the fiscal year ended December 31, 2001, to replace the firm of Rachlin Cohen Holtz LLP ("RCH"), who were dismissed as the Company's auditors, effective June 12, 2001.

         The reports of RCH on the Company's financial statements for the past two years did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

         In connection with the audits of the Company's financial statements for each of the two fiscal years ended December 31, 2000, and in the subsequent unaudited interim period through June 12, 2001 (date of dismissal), there were no disagreements with RCH on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of RCH, would have caused RCH to make reference to the subject matter in their report. The Company has requested RCH to furnish it a letter addressed to the Commission stating whether it agrees with the above statements.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)   Exhibits.

               16.1   Letter of RCH pursuant to Item 304(a)(3) of Regulation SB.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this amended report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             FIRST AID DIRECT, INC.


                                             By: /s/ Scott Siegel
                                                --------------------------------
                                                     Scott Siegel, President


DATED: June 27, 2001.